Exhibit 99.2

Execution Copy

AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of January 28, 2005 among AVIALL SERVICES, INC., a Delaware corporation (the “Borrower”), AVIALL, INC., a Delaware corporation (“Holdings”), the Lenders and Issuers set forth on the signature pages hereto (collectively, the “Lenders”), CITICORP USA, INC. (“CUSA”), as existing administrative agent for the Lenders and the Issuers (in such capacity, the “Existing Administrative Agent”) and CITICORP NORTH AMERICA, INC. (“CNAI”), as new administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), CITIGROUP GLOBAL MARKETS, INC. (“CGMI”), as Joint Lead Arranger, WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as Joint Lead Arranger and Documentation Agent and GENERAL ELECTRIC CAPITAL CORPORATION and WELLS FARGO BANK, as Co-Syndication Agents and Co-Arrangers. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Existing Administrative Agent, the Lenders and the Issuers set forth therein (the “Existing Lenders”) are party to a Second Amended and Restated Credit Agreement dated as of June 30, 2003 (as amended by Amendment No. 1 dated as of October 6, 2003 and Amendment No. 2 dated as of June 30, 2004, the “Credit Agreement”); and

WHEREAS, the Borrower has requested (i) an amendment to the Credit Agreement to provide for an increase in the amount of Revolving Credit Commitments available under the Credit Agreement from $200,000,000 to $260,000,000 to be allocated among the Lenders in accordance with Schedule 1(Revolving Credit Commitments) to this Amendment and (ii) the extension of the maturity date of the Facility to December 31, 2008; and

WHEREAS, the Lenders, the Borrower and the Administrative Agent have agreed to amend the Credit Agreement, as more specifically set forth below; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

AMENDMENT TO THE CREDIT AGREEMENT

The Credit Agreement is, effective as of the Third Amendment Effective Date (as defined below), hereby amended as follows:

1.1 Schedules. Schedule I (Revolving Credit Commitments) to the Credit Agreement is hereby amended and restated in its entirety and replaced with a new Schedule I (Revolving Credit Commitments) as set forth on Annex A attached hereto.

1.2 Titles. The cover page of the Credit Agreement is hereby amended and restated in its entirety and replaced with the cover page set forth on Annex B attached hereto.

1.3 Preamble. The preamble of the Credit Agreement is hereby amended and restated in its entirety and replaced with the following:

“Second Amended and Restated Credit Agreement, dated as of June 30, 2003, among Aviall Services Inc., a Delaware corporation (the “Borrower”), Aviall, Inc., a Delaware corporation (“Holdings”), the Lenders (as defined below), the Issuers (as defined below), Citicorp North America, Inc. (“CNAI”), as agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), General Electric Capital Corporation and Wells Fargo Bank N.A., each in its capacity as co-syndication agent and co-arranger for the Lenders and the Issuers (collectively, in such capacities, the “Syndication Agent”), Wachovia Bank, National Association, in its capacity as documentation agent for the Lenders and the Issuers (in such capacity, the “Documentation Agent”) and Citigroup Global Markets Inc.(formerly Salomon Smith Barney Inc.), and Wachovia Bank, National Association, each in its capacity as joint lead arranger for the Lenders and the Issuers (collectively, in such capacity, the “Arranger”).”

1.4 Defined Terms.

(a) The existing definition of “Advance Rate” shall be deleted in its entirety and replaced with the following definition:

“Advance Rate” means (a) 50% in the case of Eligible Receivables and (b) 50% in the case of Eligible Inventory.

(b) The existing definition of “Applicable Margin” shall be deleted in its entirety and replaced with the following definition:

“Applicable Margin” means (a) during the period commencing on the Effective Date and ending on the date falling 6 months after the Effective Date, with respect to the Revolving Loans maintained as (i) Base Rate Loans, a rate equal to 1.0% per annum and (ii) Eurodollar Rate Loans, a rate equal to 2.00% per annum, and (b) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Loan and the then applicable Leverage Ratio (determined for the 12 month period ending on the last day of the most recent Fiscal Quarter or Fiscal Year, as applicable, for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)); provided that for the purposes of calculating the Leverage Ratio as it relates solely to determination of the Applicable Margin during the period commencing on the effective date of the GE Distribution Agreement and ending on December 31, 2005, the calculation of “EBITDA” for the relevant period shall include annualized EBITDA with respect to revenues, commissions or income arising under the GE Distribution Agreement).

LEVERAGE RATIO	EURODOLLAR RATE LOANS	BASE RATE LOANS
Greater than or equal to 3.50 to 1	2.50%	1.50%
Less than or equal to 3.50 to 1 and greater than 3.00 to 1	2.25%	1.25%
Less than or equal to 3.00 to 1 and greater than 2.50 to 1	2.00%	1.00%
Less than or equal to 2.50 to 1 and greater than 2.00 to 1	1.75%	0.75%
Less than 2.00 to 1	1.50%	0.50%

For purposes of determining the Applicable Margin, the Leverage Ratio at any date shall be the Leverage Ratio determined for the period ending on the last day of the most recent Fiscal Quarter or Fiscal Year, as applicable for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements).

Subsequent changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective on the date of delivery by the Borrower to the Administrative Agent of new Financial Statements pursuant to Section 6.1(b) (Financial Statements) for each of the first three Fiscal Quarters of each Fiscal Year and Section 6.1(c) (Financial Statements) for each Fiscal Year.

Notwithstanding anything to the contrary set forth in this Agreement (including the then existing Leverage Ratio), if the Borrower shall fail to deliver at any time, the Financial Statements within the time period specified in Section 6.1(b) (Financial Statements) and Section 6.1(c) (Financial Statements), as applicable, the Applicable Margin from and including date of such failure to but not including the date the Borrower shall have delivered to the Administrative Agent the appropriate Financial Statements shall equal the highest possible Applicable Margin provided for by this definition.

(c) The existing definition of “Arranger” shall be deleted in its entirety and replaced with the following definition:

“Arranger” means, collectively, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) and Wachovia Bank, National Association, each in its capacity as joint lead arranger.

(d) The existing definition of “Borrowing Base” shall be deleted in its entirety and replaced with the following definition:

“Borrowing Base” means, at any time, (a) the sum of (i) the product of the Advance Rate for Eligible Receivables and the Borrowing Base Value of all Eligible Receivables and (ii) the product of the Advance Rate for Eligible Inventory and the Borrowing Base Value of all Eligible Inventory minus (b) any Availability Reserve then in effect; provided that in no event shall Eligible Inventory and Eligible Receivables in foreign jurisdictions exceed, in the aggregate, 15% of the Borrowing Base Value at any time.

(e) The existing definition of “Borrowing Base Certificate” shall be deleted in its entirety and replaced with the following definition:

“Borrowing Base Certificate” means a certificate of the Borrower in form and substance reasonably acceptable to the Administrative Agent.

(f) The existing definition of “Eligibility Reserve” shall be deleted in its entirety and replaced with the following definition:

“Eligibility Reserves” means, effective as of three (3) Business Days after the date of written notice of any determination thereof to the Borrower by the Administrative Agent, such amounts as the Administrative Agent, in its sole discretion exercised reasonably, may from time to time establish against the net book value of Eligible Receivables and Eligible Inventory to reflect risks or contingencies arising after the Closing Date that may affect any one or class of such items and that have not already been taken into account in the calculation of the Borrowing Base.

(g) The existing definition of “Eligible Inventory” shall be deleted in its entirety and replaced with the following definition:

“Eligible Inventory” means the Inventory of the Loan Parties and Foreign Subsidiaries located within the United States of America or any foreign jurisdiction including finished goods, parts, supplies and Inventory consigned to a consignee located in the United States (to the extent the Borrowing Base Value of such consigned Inventory does not exceed $2,000,000 in the aggregate) (a) owned solely by the Loan Parties and Foreign Subsidiaries, (b) with respect to which the Administrative Agent has a valid and perfected first priority Lien (other than foreign Eligible Inventory), (c) with respect to which no representation or warranty contained in any Loan Document has been breached (d) such Inventory is not subject to a Lien in favor of any Person (other than those Liens permitted under Section 8.2(h)) other than the Administrative Agent for the benefit of the Secured Parties and (e) in the case of consigned Inventory an effective financing statement has been filed by such Loan Party with respect to such consigned Inventory; it being understood that Inventory located at a customer on-site warehouse shall not be deemed consigned Inventory.

(h) The existing definition of “Eligible Receivables” shall be deleted in its entirety and replaced with the following definition:

“Eligible Receivable” means the gross outstanding balance of each Account of the Loan Parties and Foreign Subsidiaries arising out of the sale of merchandise, goods or services in the ordinary course of business, that is made by any Loan Party or Foreign Subsidiary to a Person that is not an Affiliate of the Loan Parties or Foreign Subsidiaries (other than an Account Debtor that is an Affiliate of such Loan Parties or Foreign Subsidiaries solely as a result of Carlyle Partners III L.P. or any of its Affiliates owning any Stock of Holdings and such Account arises in the ordinary course of their respective businesses and the terms thereof are no less favorable to such Loan Party or Foreign Subsidiary as would be obtained in a comparable arm’s length transaction with a Person who is not an Affiliate), that is not in dispute and that constitutes Collateral in which the Administrative Agent has a fully perfected first priority Lien (other than foreign Eligible Receivables); provided, however, that an Account shall not be an “Eligible Receivable” if any of the following shall be true:

(a) any warranty contained in this Agreement or any other Loan Document with respect to such specific Account is not true and correct with respect to such Account; or

(b) such Account is subject to a Lien in favor of any Person (other than those Liens permitted under Section 8.2(h)) other than the Administrative Agent for the benefit of the Secured Parties.

(i) The existing definition of “Fee Letter” shall be deleted in its entirety and replaced with the following definition:

“Fee Letter” means, collectively, (i) the letter dated as of December 3, 2001, addressed to the Borrower from CUSA and Citigroup Global Markets Inc. and accepted by the Borrower on December 3, 2001, with respect to certain fees to be paid from time to time to CUSA and Citigroup Global Markets Inc., (ii) the letter dated December 22, 2004, addressed to the Borrower from the Arranger and (iii) the letter dated December 22, 2004, addressed to the Borrower from the Administrative Agent.

(j) The definition of “Guaranty Obligations” shall be amended by deleting the last sentence thereof and replacing it with the following: “Inventory purchases and any obligation to make Inventory purchases under Distribution Agreements will not be deemed to be Guaranty Obligations.”

(k) The existing definition of “Scheduled Termination Date” shall be deleted in its entirety and replaced with the following definition:

“Scheduled Termination Date” means December 31, 2008.

(l) The existing definition of “Tangible Net Worth” shall be deleted in its entirety and replaced with the following definition:

“Tangible Net Worth” of any Person means, at any date, the Net Worth of such Person at such date, excluding, however, from the determination of the Total Assets of such Person at such date, (a) all goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses other than those entered into after the Closing Date, rights in any of the foregoing, other similar intangibles, (b) Securities not readily marketable, (c) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement, defeasance or prepayment of any Stock or Indebtedness (d) any write-up in the book value of any asset resulting from a revaluation thereof and (e) any items not included in clause (a), (b), (c) or (d) above that are not expressly excluded and that are treated as intangibles in conformity with GAAP. Tangible Net Worth shall not be reduced by (i) securities issued under the Equity Documents to the extent constituting Indebtedness, (ii) charges arising from the redemption of the Senior Unsecured Notes and (iii) consideration paid by the Borrower for distribution rights under the GE Distribution Agreement.

(m) Section 1.1 (Defined Terms) shall be amended by inserting the following definitions in the correct alphabetical order:

“Borrowing Base Value” means, (a) with respect to any Eligible Receivable, the net book value thereof, calculated net of all finance charges, late fees and credits or allowances granted at such time and (b) with respect to Eligible Inventory, the net book value thereof, in each case minus any Eligibility Reserves then in effect.

“GE Distribution Agreement” means the Distribution Services Agreement dated as of January 28, 2005, among the Borrower, Holdings, General Electric Company and GE Engine Services Distribution LLC with respect to the provision of certain distribution services by Borrower for certain OEM parts for CF6-50 and CF6-80A engines.

“CNAI” means Citigroup North America, Inc.

“Patriot Act” means the USA Patriot Act of 2001 (31 U.S.C. 5318 et. seq.).

1.5 Administrative Agent. In accordance with Section 1.4 (Certain Terms) references to “CUSA” shall be deemed to refer to “CNAI”.

1.6 Use of Proceeds. Section 4.13 (Use of Proceeds) shall be amended by deleting the existing Section 4.13 in its entirety and replacing it with the following:

“Section 4.13 Use of Proceeds

The proceeds of the Loans and the Letters of Credit are being used by the Borrower solely (a) to finance the performance by the Borrower of the Rolls-Royce Contract and the GE Distribution Agreement, (b) to refinance existing Indebtedness of Holdings, the Borrower and its Subsidiaries, (c) for the payment of related transaction costs, fees and expenses, (d) to provide working capital from time to time for the Borrower and its Subsidiaries, (e) for other general corporate purposes of the Borrower and its Subsidiaries and (f) in accordance with permitted uses under this Agreement.”

1.7 Maximum Leverage Ratio. Section 5.1 (Maximum Leverage Ratio) shall be amended by deleting the existing Section 5.1 in its entirety and replacing it with the following:

“Section 5.1 Maximum Leverage Ratio

Holdings shall maintain a Leverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four Fiscal Quarters ending on such day, of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

FISCAL QUARTER ENDING	MAXIMUM LEVERAGE RATIO
March 31, 2005	4.50 to 1
June 30, 2005	4.50 to 1
September 30, 2005	4.00 to 1
December 31, 2005	3.50 to 1
March 31, 2006 and thereafter	3.25 to 1

1.8 Capital Expenditures. Section 5.5 (Capital Expenditures) shall be amended by deleting the existing Section 5.5 and replacing it with the following:

“Section 5.5 Capital Expenditures

Holdings shall not permit Capital Expenditures to be made or incurred during each of the Fiscal Years set forth below to be, in the aggregate over all such Capital Expenditures, in excess of the maximum amount set forth below for such Fiscal Year:

FISCAL YEAR	MAXIMUM CAPITAL EXPENDITURES
2002	$9,600,000
2003	$11,275,000
2004	$11,000,000
2005	$12,000,000
2006	$12,000,000
2007	$12,000,000
2008	$12,000,000

provided, however, that to the extent that actual Capital Expenditures for any such Fiscal Year shall be less than the maximum amount of Capital Expenditures permitted for such Fiscal Year, the difference, up to a maximum aggregate amount of $10,000,000 in such Fiscal Year shall, in addition to the amounts provided above, be available for Capital Expenditures in succeeding Fiscal Years. Capital Expenditures funded by Reinvestment Deferred Amounts and, to the extent, classified as a Capital Expenditure, amounts paid in a Permitted Acquisition, shall be excluded from the calculation of Capital Expenditures for purposes of this Section 5.5.”

1.9 Borrowing Base Determination. Section 6.11(a) (Borrowing Base Determination) shall be amended by deleting the existing Section 6.11(a) in its entirety and replacing it with the following:

(a) “The Borrower shall deliver, as soon as available and in any event not later than 3 days after the end of each week, a Borrowing Base Certificate as of the end of such week executed by a Responsible Officer of the Borrower; provided, however, that from and after the date which is 90 days after the Closing Date, in the event the Available Credit is greater than $40,000,000, the Borrower shall deliver a Borrowing Base Certificate on a monthly basis as of the end of such calendar month, as soon as available and in any event not later than ten (10) Business Days after the end of each fiscal month executed by a Responsible Officer of the Borrower.”

1.10 Real Property. Section 7.12(a)(v) (Real Property) shall be amended by deleting the existing Section 7.12(a)(v) in its entirety and replacing it with the following:

“(v) with respect to any Lease under which the annual payments are reasonably likely to equal or exceed $1,000,000, notify the Administrative Agent at least 14 days prior to the date Holdings, the Borrower or any such Subsidiary takes possession of, or becomes liable under, any such new leased premises or Lease, whichever is earlier.”

1.11 Restricted Payments. Section 8.5 (Restricted Payments) shall be amended by deleting the existing Section 8.5 in its entirety and replacing it with the following:

“Section 8.5 Restricted Payments

Neither Holdings nor the Borrower shall, and neither shall permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except for the following:

(a) Restricted Payments by any Subsidiary of the Borrower to the Borrower or any Subsidiary Guarantor; and

(b) cash dividends on the Stock of the Borrower to Holdings paid and declared in any Fiscal Year solely for the purpose of funding the following:

(i) ordinary operating expenses and scheduled debt service of Holdings;

(ii) payments by Holdings in respect of foreign, federal, state or local taxes owing by Holdings in respect of Holdings and its Subsidiaries, but not greater than the amount that would be payable by the Borrower, on a consolidated basis, if the Borrower were the taxpayer;

(iii) payments by Holdings of the rollover fee due their purchaser under Section 6.12 of the Securities Purchase Agreement forming a part of the Equity Documents as in effect on the Closing Date; and

(iv) Restricted Payments permitted by clause (d) below;

(c) Restricted Payments by Holdings for the purposes of funding the payments described in clause (b)(iii);

(d) Restricted Payments by Holdings, the Borrower or any Subsidiary solely for the purpose of funding or accomplishing the Repurchase Program; provided that with respect to the redemption, repayment or prepayment of the Senior Notes, immediately after such redemption, repayment or prepayment at the option of Holdings of the Senior Notes that is an optional redemption, repayment or prepayment pursuant to the Senior Note Indenture, the Borrower has Available Credit of no less than $100,000,000;

provided, however, that the Restricted Payments described in clauses (b) (ii), (iii), (c) and (d) shall not be permitted if either (A) an Event of Default or Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom or (B) such Restricted Payment is prohibited under the terms of any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries.”

1.12 Authorization and Action. Section 10.1 (Authorization and Action) shall be amended by inserting the following new subsection (d):

“(d) The Lenders hereby designate each of CGMI and Wachovia Bank, National Association, as Arranger, each of General Electric Capital Corporation and Wells Fargo Bank, as Syndication Agent and Co-Arranger, and Wachovia Bank, National Association, as Documentation Agent. Notwithstanding anything to the contrary contained in this Agreement, the Arranger, Syndication Agent, Co-Arranger and the Documentation Agent have been so designated for title purposes only and in such capacity shall have no obligations or duties whatsoever in this Agreement or any other Loan Document to any Loan Party, any Lender or any Issuing Bank, and shall have no rights except as expressly provided in this Agreement.”

1.13 U.S. Patriot Act. The following new Section 11.19 (Patriot Act Notice) shall be inserted:

“Section 11.19 Patriot Act Notice.

Each Lender subject to the Patriot Act hereby notifies the Borrower that, pursuant to Section 326 of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, including the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.”

ARTICLE 2.

CONDITIONS PRECEDENT TO AMENDMENT

This Amendment shall become effective as of the date (the “Third Amendment Effective Date”) upon which the following conditions precedent have been satisfied or duly waived by the Administrative Agent; it being understood that the Administrative Agent shall provide the Borrower with written notice of the effectiveness of this Amendment:

2.1 Certain Documents. The Administrative Agent shall have received on or before the Third Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient originally executed copies for each of the Lenders:

(a) this Amendment, duly executed by the Borrower, Holdings, the Administrative Agent and the Lenders;

(b) Assignment and Acceptances, if applicable, duly executed by Non-Consenting Lenders, if any, and the Administrative Agent;

(c) the acknowledgment attached hereto, executed by each Guarantor;

(d) an Amended and Restated Pledge and Security Agreement, duly executed by the Borrower and each Guarantor, together with evidence satisfactory to the Administrative Agent that, upon the filing and recording of financing statements under the UCC, patent, trademark and copyright security agreements suitable for filing with the Patent and Trademark Office or the Copyright Office, as the case may be, and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens created by the Amended and Restated Pledge and Security Agreement, the Administrative Agent (for the benefit of the Secured Parties) shall have a valid and perfected first priority security interest in the Collateral;

(e) a favorable opinion of Haynes & Boone, counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders as to enforceability of this Amendment and the other Loan Documents after giving effect to this Amendment; and

(f) such other documents as the Administrative Agent may reasonably request.

2.2 Representations and Warranties. (a) Each of the representations and warranties made by the Borrower or the other Loan Parties in or pursuant to the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which the Borrower or any of the other Loan Parties is a party or by which the Borrower or any of the Loan Parties is bound, shall be true and correct in all material respects on and as of the Third Amendment Effective Date (other than representations and warranties in any such Loan Document that are expressly limited to a specific date).

(b) The representations and warranties set forth in this Amendment shall be true and correct on and as of the Third Amendment Effective Date.

2.3 Distribution Agreement. The Borrower shall have entered into the GE Distribution Agreement with terms and conditions which do not adversely impact the Lenders’ rights with respect to Collateral or materially adversely affect the Lenders’ rights under the Loan Documents. The GE Distribution Agreement shall be in full force and effect, no default or breach shall have occurred thereunder and the representations and warranties contained therein shall be true and correct in all material respect as of the Third Amendment Effective Date.

2.4 Amendment Fee. The Borrower shall have paid to the Administrative Agent, for the account of each Lender that has executed this Amendment and delivered such Amendment in escrow on or before 12:00 pm on January 19, 2005, an amendment fee, in an amount equal to 0.20% of the sum of such Lender’s Revolving Credit Commitment. The Arrangers shall have paid from the underwriting fee, a non-refundable fee of 0.25% of $60,000,000 pro rata to Existing Lenders who agree to increase their commitments under the Facility by participating in the $60,000,000 increase in the Revolving Credit Facility.

2.5 Default; Events of Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

2.6 Borrowing Base. The Borrower shall have delivered the Borrowing Base Certificate required to be delivered by Section 6.11 (Borrowing Base Determination) of the Credit Agreement. After giving effect to the Loans or Letters of Credit requested to be made or issued on any such date and the use of proceeds thereof, the Revolving Credit Outstandings shall not exceed the Maximum Credit at such time.

2.7 Fees and Expenses. The Borrower shall have paid (i) the fees set forth in the fee letter dated December 22, 2004 between the Borrower and the Administrative Agent and the fee letter dated December 22, 2004 among the Borrower and the Arrangers and (ii) in accordance with Section 11.3 of the Credit Agreement, all outstanding costs and expenses of the Administrative Agent, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent incurred prior to or otherwise in connection with this Amendment.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF BORROWER

Each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

3.1 Authorization. The execution, delivery and performance by Holdings and the Borrower of this Amendment have been authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of each of Holdings and the Borrower enforceable against each of them in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

3.2 No Conflict. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (a) any provision of either Holdings’ or the Borrower’s certificate or articles of incorporation or bylaws, (b) any law or regulation, or any order or decree of any court or government instrumentality, or (c) any material indenture, mortgage, deed of trust, lease, agreement or other instrument to which Holdings or the Borrower or any of their respective Subsidiaries is a party or by which Holdings, the Borrower or any of their respective Subsidiaries or any of their property is bound.

3.3 Loan Documents. Neither Holdings or Borrower has any charge, lien, claim or offset against any Lender or the Administrative Agent, or defenses to the enforcement of the Loan Documents and the Obligations by the Lenders and the Administrative Agent.

ARTICLE 4.

MISCELLANEOUS PROVISIONS

4.1 Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default, right, power, privilege or remedy of Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to this “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Costs and Expenses. As provided in Section 11.3 of the Second Amended and Restated Credit Agreement, Borrower agrees to reimburse Administrative Agent and Lenders for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

4.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

4.4 Headings. Section headings in this amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

4.5 Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterpart when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

AVIALL SERVICES, INC. as Borrower

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Vice President and Chief Financial Officer

AVIALL INC. as Holdings

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Senior Vice President and Chief Financial Officer

CITICORP NORTH AMERICA, INC., as Administrative Agent and Lender

By:	/s/ Keith R. Gerding
Name:	Keith R. Gerding
Title:	Vice President

CITICORP USA, INC., as Existing Administrative Agent and Existing Lender

By:	/s/ Keith R. Gerding
Name:	Keith R. Gerding
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITICORP GLOBAL MARKETS INC., as Joint Lead Arranger

By:	/s/ Keith R. Gerding
Name:	Keith R. Gerding
Title:	Vice President

CITIBANK, N. A., as Issuer

By:	/s/ Keith R. Gerding
Name:	Keith R. Gerding
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A. as Lender

By:	/s/ Dan Hughes
Name:	Dan Hughes
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK,
as Lender

By:	/s/ Jeff P. Geisbauer
Name:	Jeff P. Geisbauer
Title:	Corporate Banking Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMPASS BANK,
as Lender

By:	/s/ Key Coker
Name:	Key Coker
Title:	Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Syndication Agent, Co-Arranger and Lender

By:	/s/ Samantha Farber
Name:	Samantha Farber
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

GE BUSINESS CAPITAL CORPORATION, as Lender

By:	/s/ Samantha Farber
Name:	Samantha Farber
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, successor in interest to NATIONAL BANK OF CANADA, as Lender

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NATIONAL CITY BANK, as Lender

By:	/s/ Frank Byrne
Name:	Frank Byrne
Title:	AVP

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Lender

By:	/s/ Thomas Hall
Name:	Thomas Hall
Title:	Vice President

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Associate

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF THE WEST, successor in interest to UNITED CALIFORNIA BANK, as Lender

By:	/s/ Karen Panici
Name:	Karen Panici
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Joint Lead Arranger, Documentation Agent and Lender

By:	/s/ Robert Sevin
Name:	Robert Sevin
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK N.A., as Co-Syndication Agent, Co-Arranger and Lender

By:	/s/ David C. Oldani
Name:	David C. Oldani
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]